DoubleLine Funds Trust

August 14, 2014

On behalf of DoubleLine Funds Trust (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated August 8, 2014 to the Prospectus for DoubleLine Funds Trust which was filed pursuant to Rule 497(e) on August 8, 2014. The purpose of this filing is to submit the 497(e) filing dated August 8, 2014 in XBRL format for DoubleLine Shiller Enhanced CAPE®.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.

Instance Document	EX-101.INS

Schema Document	EX-101.SCH

Calculation Linkbase Document	EX-101.CAL

Definition Linkbase Document	EX-101.DEF

Label Linkbase Document	EX-101.LAB

Presentation Linkbase Document	EX-101.PRE